EXHIBIT 10.69
                                                                   -------------

AMENDMENT 1 TO THE MANAGED OPERATIONS SERVICES AGREEMENT
--------------------------------------------------------------------------------

Franklin Templeton Companies, LLC, a Delaware Limited Liability Company, having a place of business at One Franklin Parkway, San Mateo, CA. 94403 ("Franklin") and International Business Machines Corporation, having place of business at Route 100, Somers, New York, 10589 ("IBM") (collectively referred to herein as the "Parties"), agree that the following terms and conditions (the "Amendment") amend and supplement the Managed Operations Services Agreement, dated February 6, 2001, between Franklin and IBM (the "Agreement"). This Amendment adds Fiduciary Trust Company International ("Fiduciary"), an Affiliate of Franklin, as a recipient of the Services. The affected and changed sections and Schedules of the Agreement are as indicated below. Unless modified herein, all other terms and conditions defined in the Agreement shall apply and have the same meaning when used in this Amendment. In the event of any inconsistency between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall prevail. All terms and conditions of the Agreement not otherwise specifically amended or supplemented herein remain unchanged and in full force and effect. The Term of this Amendment will begin as of the date it is executed by the Parties (the "Fiduciary Effective Date") or upon commencement of any Services provided hereunder, whichever is first, and will run concurrently with the Agreement. Termination provisions of the Agreement apply to this Amendment.

REVISED AND AMENDED DOCUMENTS:

I.      THE AGREEMENT:
----------------------

1.   ADD THE FOLLOWING AS SECTION 1.aaa. (DEFINITIONS):
     --------------------------------------------------
"Fiduciary Commencement Date means the date upon which the Services for Fiduciary commence, which shall be July 17, 2001 unless otherwise specified herein or in a Schedule hereto."

2.   SECTION 1.qq. IS HEREBY MODIFIED AS FOLLOWS:
     --------------------------------------------
"Services" means those services performed by IBM as described in the Agreement, Schedules and Supplements thereto.

3.   ADD THE FOLLOWING SENTENCES TO SECTION 3.e. (PROJECT EXECUTIVE):
     ----------------------------------------------------------------
"IBM shall also appoint a Data Center Site Manager for the Fiduciary Data Center, who shall serve as the manager for all Services provided by IBM at the Fiduciary Data Center from the date Services commence at such Data Center. The Fiduciary Data Center Site Manager shall be considered a Protected Employee until IBM has completed its consolidation obligations relative to the Fiduciary Data Center, pursuant to Supplement E-1 of Schedule E."

4.   ADD THE FOLLOWING SENTENCE TO SECTION 8.d. (REQUIRED CONSENTS):
     ---------------------------------------------------------------
"Franklin shall cause to be secured, any consents relating to Fiduciary In-Scope Software and In-Scope Equipment, and shall be responsible for payment of all fees associated with obtaining such consents, if any."

IBM/FRANKLIN CONFIDENTIAL                                            Page 1 of 4
Final                                                                Amendment 1

IBM Initials  /s/ BR                                   Franklin Initials /s/ AG
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

5.   ADD THE FOLLOWING AS SECTION 10.a.(vi)(DESIGNATION OF PROTECTED EMPLOYEES):
     ---------------------------------------------------------------------------
"the Data Center Site Manager for the Fiduciary Data Center shall be considered a Protected Employee only until IBM has completed its consolidation obligations pursuant to Supplement E-1 of Schedule E."

6.   SECTION 24.a. IS HEREBY MODIFIED AS FOLLOWS:
     --------------------------------------------
"IBM shall indemnify, hold harmless and defend Franklin, its Affiliates and its and their directors, officers, employees and agents, at IBM's expense, against any claim by a third party against Franklin, its Affiliates and its and their directors, officers, employees and agents:"

7.   ADD THE FOLLOWING AS SECTION 24.a.viii.:
     ----------------------------------------
" arising from IBM's use of any third party software provided to IBM by Franklin or Franklin Affiliates, to the extent such claim results from a breach by IBM of any provisions of the applicable third party license agreement."

8.   SECTION 24.b. IS HEREBY MODIFIED AS FOLLOWS:
     --------------------------------------------
"Franklin shall indemnify, hold harmless and defend IBM, its Affiliates and its and their directors, officers, employees and agents, at Franklin's expense, against any claim by a third party against IBM, its Affiliates and its and their directors, officers, employees and agents:"

9.   ADD THE FOLLOWING AS SECTION 24.b.vii.:
     ---------------------------------------
"arising as a result of Franklin's failure to obtain any consent which Franklin is obligated to provide to IBM under this Agreement."

10.  SECTION 27.f. IS HEREBY MODIFIED AS FOLLOWS:
     --------------------------------------------
Compliance with Laws. The parties shall comply with all applicable Federal, State and local laws, regulations, guidelines and ordinances as they relate to this Agreement and the Services, including but not limited to the following:

i.   SECURITY PROVISIONS FOR COMPLIANCE WITH GRAMM LEACH BLILEY ACT
-------------------------------------------------------------------

     1. Any storage of any "nonpublic personal information" of Fiduciary's customers (whether in any IBM system, file server, file folder or premises) shall be deemed Fiduciary Confidential Information (as such term is defined in Section 26 of the Agreement (the "NDA") and shall be subject to the provisions of the NDA. Despite the provisions of the NDA, IBM shall keep such "nonpublic personal information" confidential in perpetuity until such time that it becomes "publicly available information." The terms "nonpublic personal information" and "publicly available information" shall have the meanings set forth in 12 CFR
          332. IBM agrees that, unless otherwise required by law, only those persons contemplated by Section 26.a. of the Agreement can gain access to Fiduciary Confidential Information.

     2. During the term of this Agreement, upon reasonable notice by Fiduciary and during normal business hours, IBM will allow Fiduciary access to its premises to monitor IBM's compliance with the foregoing, to the extent reasonably necessary, provided such monitoring does not adversely affect IBM's ability to conduct its business. Fiduciary may hire an independent auditor to conduct such audit on its behalf, provided that such auditor first agrees in writing to be bound to obligations of confidentiality at least as stringent as those set forth in the NDA. Upon

IBM/FRANKLIN CONFIDENTIAL                                            Page 2 of 4
Final                                                                Amendment 1

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              ------                                                     ------
          request, IBM will provide Fiduciary with a copy of IBM's most recent SAS 70 report for the service delivery center(s) where IBM will process or store Fiduciary Confidential Information. It is understood that IBM may redact from the SAS 70 reports confidential information pertaining to other IBM customers.

ii PROVISION FOR COMPLIANCE WITH NEW YORK STATE BANKING BOARD SUPERVISORY PROCEDURE G101 AND THE BANK SERVICE CORPORATION ACT.
     ----------------------------------------------------

     In the event that data processing for Fiduciary is ever conducted at an IBM facility, IBM agrees that, to the extent required by law, Fiduciary's state and federal bank regulators (and their authorized representatives) shall have the right to examine all records and material, use the equipment and interview IBM employees to the extent necessary to protect the interests of depositors, creditors or shareholder(s) of Fiduciary; provided such regulators first agree in writing to be bound to obligations of confidentiality at least as stringent as those set forth in the NDA.

iii. ALL INSTITUTIONS LETTER: VACATION POLICY FROM THE SUPERINTENDENT OF BANKS OF THE STATE OF NEW YORK DATED AUGUST 22,1996 (THE "GUIDELINE").
     ----------------------------------------------------------------

     The Parties shall comply with the Guideline. Franklin/Fiduciary shall make a reasonable effort to obtain or grant an exception for IBM employees, in a manner consistent with the Guideline 0.

11.  DELETE IN ITS ENTIRETY THE SENTENCE ON PAGE 34 WHICH READS:

"Executed by the duly authorized representatives of the parties as of the dates corresponding with their signatures below."

II.  THE SCHEDULES
------------------

SCHEDULE  A:   Supplement  A-1  is  added,   which   describes  the  duties  and
responsibilities of the Parties regarding the steady state Services that are unique to Fiduciary.

SCHEDULE  B:   Supplement  B-1  is  added,   which   describes  the  duties  and
responsibilities of the Parties related to the Service Levels that are unique to Fiduciary.

SCHEDULE C: Supplement C-1 is added, which describes the charges provisions that are unique to Fiduciary. Supplement C-1 includes Exhibit C-1-1, which lists the unique rates applicable to Fiduciary.

SCHEDULE D: Change the title of Section 6.0 to read "Transition Plan Content." Supplement D-1 is added, which describes the activities that Fiduciary and IBM will perform during the transition period that are unique to Fiduciary.

SCHEDULE E: Supplement E-1 is added, which describes the Projects that are unique to Fiduciary.

SCHEDULE F: Supplement F-1 is added, which lists the Fiduciary Software.

SCHEDULE G: Supplement G-1 is added, which lists the Fiduciary Machines.

SCHEDULE H: Supplement H-1 is added, which describes the responsibilities of the Parties that are unique to the Fiduciary network.

SCHEDULE I: Supplement I-1 is added, which lists the Fiduciary facilities at which the Services will be provided.

IBM/FRANKLIN CONFIDENTIAL                                            Page 3 of 4
Final                                                                Amendment 1

IBM Initials  /s/ BR                                   Franklin Initials /s/ AG
              ------                                                     ------

SCHEDULE J: Supplement J-1 is added, which lists the Fiduciary contracts assumed by IBM under the Agreement.

SCHEDULE K: Supplement K-1 is added, which describes responsibilities of the Parties with respect to the Fiduciary Affected Employees and Hired Employees.

SCHEDULE L: Supplement L-1 is added, which describes the Acquired Assets.

SCHEDULE M: Supplement M-1 is added, which describes the Business Recovery Services that IBM shall provide to Fiduciary.

SCHEDULE N: Supplement N-1 is added, which describes the standard reports that IBM shall provide which are applicable and unique to Fiduciary.



THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AMENDMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THIS AMENDMENT, 2) THE SCHEDULES,
AND 3) THE AGREEMENT, DATED FEBRUARY 6, 2001. Franklin's approval of this Amendment shall be considered acceptance by Franklin of IBM's provision of the Services to Fiduciary for the corresponding charges specified in Supplement 1 to Schedule C. THIS STATEMENT OF THE AMENDMENT SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER DESCRIBED IN THIS AMENDMENT.


Accepted by:                            Accepted by:
International Business Machines         Franklin Templeton Companies, LLC.
Corporation

By:  /s/ Bruce Ross                     By:  /s/ Allen J. Gula, Jr.
     ____________________                    ______________________
     Authorized Signature                    Authorized Signature

BRUCE ROSS      Date July 2, 2001       ALLEN J. GULA, JR.   Date July 2, 2001
----------           ------------       -----------------         ------------
Name (Type or Print)                    Name (Type or Print)

BM/FRANKLIN CONFIDENTIAL                                            Page 4 of 4
Final                                                                Amendment 1

IBM Initials  /s/ BR                                   Franklin Initials /s/ AG
              ------                                                     ------

--------------------------------------------------------------------------------
                                AGREEMENT BETWEEN
                                FRANKLIN AND IBM
--------------------------------------------------------------------------------
                          SUPPLEMENT A-1 TO SCHEDULE A


                                    FIDUCIARY


                      SERVICES AND SUPPORT RESPONSIBILITIES


I.   INTRODUCTION
This Supplement A-1 to Schedule A describes the duties and responsibilities of IBM and Fiduciary related to IBM's provision of steady state Services for Fiduciary. For purposes of this Supplement A-1, unless specifically amended or deleted by reference herein, the responsibilities of IBM and Franklin as stated in Schedule A shall apply but instead shall mean the responsibilities of IBM and Fiduciary.


II.  DEFINITIONS
The following terms have the meanings set forth below when used in this Supplement A-1 (and in the base Agreement and other Schedules). Capitalized terms not defined in this Section II have the meanings set forth in the Agreement or other Schedules.

1. AD HOC PRINTING - Printing of customers' statements on demand between the hours of 8AM and 8PM Eastern Standard Time. IBM will use diligent efforts to perform printing outside of these hours on a per request basis as requested by Fiduciary. IBM will notify Franklin if the number of such requests materially impacts IBM's ability to perform the Services within the current charges. If such is the case IBM and Franklin will meet to discuss and implement a plan to correct this problem. If such problem is not corrected in a reasonable period of time, IBM and Franklin agree to negotiate in good faith to amend this Agreement to provide for an equitable adjustment to the charges.

III. SERVICE HOURS
IBM will provide onsite support at 2 World Trade Center 24 hours/day, 6 days/week (Sundays are subject to On-Call support) until such as time the DEC machines have been sunset and server relocation is complete. For the remainder of the Term, onsite support will be supplied on an On-Call basis.

On-Call means that IBM will use diligent efforts to: i) return pager calls within thirty (30) minutes of receipt of such calls, and ii) if required, provide an on-site presence within three (3) hours of the identification of the need of an on-site presence.

IV.  DOCUMENTATION
a.   IBM is responsible for:

     5. migrating Fiduciary documents to and maintaining the electronic, web-accessible document repository through which Franklin may authorize IBM to provide Franklin employees with access to read, download and print documents relating to activities which could reasonably be expected to affect business operations, including but not limited to Project Change Requests ("PCR's"), project plans and schedules and the Procedures Manual; and

b.   Franklin will:
     3. assist IBM in the migration of Fiduciary documents to the electronic document repository.


IBM/Franklin Confidential                                            Page 1 of 4
Final                             Supplement A-1 to Schedule A (Fiduciary Trust)

IBM Initials  /s/ BR                                   Franklin Initials /s/ AG
              ------                                                     ------

V.   DESCRIPTION OF SERVICES AND SUPPORT ACTIVITIES

2.0  SYSTEMS ENGINEERING
IBM will provide systems engineering support for the Midrange and Intel server environments, as described in Schedule A.

DELETE SECTION 2.a.7.
DELETE SECTION 2.b.3.

4.0  SYSTEMS OPERATIONS
4.1  GENERAL DESCRIPTION OF SYSTEMS OPERATIONS
Using the IBM Management Environment, IBM will provide remote operational services for the Machines which are located at the Fiduciary Data Center(s) and are specified in Supplement G-1 to Schedule G.

a.   IBM will:
     10. provide maintenance services on the IBM In-Scope Hardware listed in Supplement G-1 to Schedule G and the IBM Systems Software listed in Supplement F-1 to Schedule F, and manage the maintenance services provided under Franklin's contracts for the OEM server hardware listed in Supplement G-1 to Schedule G and the OEM Systems Software listed in Supplement F-1 to Schedule F until refresh;
     11. provide maintenance services on the refreshed OEM In-Scope Hardware listed in Supplement G-1to Schedule G and the refreshed OEM Midrange and Distributed Systems Software listed in Supplement F-1 to Schedule F after refresh;

4.3  MIDRANGE AND INTEL SYSTEMS OPERATIONS
a.   IBM will:
     3. operate the Lotus Notes applications in accordance with the Procedures Manual.
b.   Franklin will:
     2. provide on-site Midrange and Intel server support for any Other Fiduciary sites;

DELETE SECTION 5.2

6.0  SYSTEMS  AND  TECHNICAL  SUPPORT
b.   Franklin will:
     3. retain financial responsibility for obtaining licenses to all third party Application Software and third party System Software, upgrades and PTFs.

8.0  DATA BASE MANAGEMENT SERVICES
a.   Application and Data Modification
     IBM will:
     1. collaborate with Franklin on investigation and analysis of related issues

     Franklin will:
     1.   be responsible for resolution of data and Application related issues.
     2.   develop and test the required scripts.
     3. notify IBM of intended modifications as part of Change Management and Problem Management Process.
     4. modify application or database data and enforce data Integrity and data quality.

IBM/Franklin Confidential                                            Page 2 of 4
Final                             Supplement A-1 to Schedule A (Fiduciary Trust)

IBM Initials  /s/ BR                                   Franklin Initials /s/ AG
              ------                                                     ------

b.   MODIFICATIONS TO THE SERVER/ DATABASE CONFIGURATION IBM will:
     1.   collaborate with Franklin regarding investigation and analysis.
     2.   approve  all   modifications  to  the  database   configurations   and
          parameters as part of Change Management and Problem Management.

     Franklin will:
     1. be responsible for solution and implementation of all Database configuration changes.
     2.   notify IBM of the result of changes.

c.   DATABASE PERFORMANCE TUNING:
     IBM will:
     1.   collaborate with Franklin regarding investigation and analysis.
     2. approve intended performance-tuning modifications to the database as part of Change. Management and Problem Management process.
     3.   IBM shall monitor the database from the system perspective.

     Franklin will:
     1.   develop required scripts.
     2.   prepare the tuning plan.
     3. modify the database objects (tables, indexes, portions, views, etc) and notify IBM of status.
     4.   Franklin will monitor the databases from a DBA perspective.

d.   SOFTWARE UPGRADES AND PATCH INSTALLATIONS:
     IBM will:
     1.   run the modified system.
     2.   support Franklin during upgrade process.
     3.   IBM shall monitor the database from the system perspective.

     Franklin will:
     1. test Software upgrades and patches in the development and test environments.
     2.   notify Application development of the completion status.
     3.   be responsible for software upgrades and patch installations.
     4.   Franklin will monitor the databases from DBA perspective

     Joint Responsibilities:
     1. IBM and Franklin will approve any software upgrades and patch installations through formal Change Management and Problem Management process.
     2. IBM and Franklin will create a detailed plan of software upgrade in the production environment based on the test results.

e.   [INTENTIONALLY LEFT BLANK]

f.   ESTABLISH TEMPORARY ID'S FOR FRANKLIN DBA'S:
     IBM will:
     1. establish temporary ID's with adequate access rights to allow all required DBA production level work. These ID's would be temporarily assigned to the Franklin while performing their work in the production environment. Once finished, the access would be deleted. Appropriate procedures will be established for the assignment and required documentation as part of approved Change Management and Problem Management process.

IBM/Franklin Confidential                                            Page 3 of 4
Final                             Supplement A-1 to Schedule A (Fiduciary Trust)

IBM Initials  /s/ BR                                   Franklin Initials /s/ AG
              ------                                                     ------

     2. use the standard tools mutually agreed upon for monitoring system and database alerts.


     Franklin will:
     1.   contact IBM operations for access to the production environment.

10.  OUTPUT SERVICES
a.   IBM will:
     4. operate the Xerox printers or comparable printers identified in Supplement G-1 to Schedule G as attached to the Solamar system for Ad Hoc Printing.
     5. operate the printers directly attached to the Midrange Machines and the Intel Servers located at the Prime Site until December 31, 2001 for Fiduciary.
..
DELETE SECTION 10.a.9.
DELETE SECTION 10.b.8.

14.0    SECURITY MANAGEMENT

The Parties acknowledge that there are issues and differences of opinion regarding the intent and scope of Section 14.0, Security Management, as currently set forth in Schedule A of the Agreement. Each Party agrees to negotiate in good faith to reach a mutually agreeable solution to such issues. IBM acknowledges that Franklin/Fiduciary retains ultimate authority regarding Franklin/Fiduciary Security Management and controls.

15.0     BUSINESS RECOVERY SERVICES

Business Recovery Services are as set forth in Supplement M-1 to Schedule M.


IBM/Franklin Confidential                                            Page 4 of 4
Final                             Supplement A-1 to Schedule A (Fiduciary Trust)

IBM Initials  /s/ BR                                   Franklin Initials /s/ AG
              ------                                                     ------

                               AMENDMENT NUMBER 2
                                     TO THE
                      MANAGED OPERATIONS SERVICES AGREEMENT
--------------------------------------------------------------------------------

This Amendment Number 2 to the Managed Operations Services Agreement (this "Amendment"), is made by and between Franklin Templeton Companies, LLC, a Delaware Limited Liability Company, having a place of business at One Franklin Parkway, San Mateo, CA, 94403 ("Franklin") and International Business Machines Corporation, having place of business at Route 100, Somers, NY, 10589 ("IBM") (collectively referred to herein as the "Parties"). This Amendment is entered into on this 10th day of June, 2002 (the "Amendment 2 Effective Date"). This Amendment amends the Managed Operations Services Agreement, dated February 6, 2001, between Franklin and IBM as modified or amended prior to the date hereof including any schedules, supplements, exhibits and attachments thereto (the "Agreement"). Capitalized terms used but not defined herein shall have their respective meanings as defined in the Agreement. In the event of any inconsistency between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall prevail. All terms and conditions of the Agreement not specifically amended or supplemented herein, shall remain unchanged and in full force and effect. The Term of this Amendment will begin as of the Amendment 2 Effective Date and will run concurrently with the Agreement.

This Amendment modifies the Agreement for purposes of clarification and change in scope of work. Additionally, this Amendment documents the agreed to changes, which were precipitated by the destruction of the World Trade Center, and the Fiduciary Trust Company International Data Center, which was located therein.

The affected and changed sections and Schedules of the Agreement are as indicated below.

I.   THE AGREEMENT:
     --------------

     A)   PAGE 1, 1st PARAGRAPH IS HEREBY AMENDED AS FOLLOWS:
          Change the Franklin address to read:
               One Franklin Parkway, San Mateo, CA, 94403
     B)   SECTION 3.F. (PROCEDURES MANUAL) IS HEREBY AMENDED AS FOLLOWS:
          Franklin's Senior Director of Global Systems Support shall also have the authority to approve of and sign off on the Procedures Manual subject to the terms of the Agreement.

     C)   SECTION 8.H. (EQUIPMENT CURRENCY) IS HEREBY AMENDED AS FOLLOWS:
          Delete the second sentence and insert the following text and table:
          "Unless otherwise agreed to by the Parties, IBM shall subsequently refresh the In-Scope Equipment, including the Fiduciary In-Scope Equipment according to Table 8.h.1. below. To avoid all Fiduciary In-Scope Equipment being refreshed at one time, the Parties shall negotiate in good faith using commercially acceptable standards, to determine an appropriate schedule by which to execute an Initial Refresh of the Fiduciary In-Scope Equipment. Additionally, the Parties agree to negotiate in good faith to resolve any DASD refresh schedule mismatches, which may exist due to partial platforms or lack of backward compatibility. Such resolution may be by acceleration or slowdown of the DASD refresh cycle."

IBM/FRANKLIN CONFIDENTIAL                                           Page 1 of 11
Amendment 2 v2-FINAL.doc                                      Amendment Number 2

TABLE 8.h.1.
          --------------------------------------------      ---------------
                        EQUIPMENT TYPE                       REFRESH CYCLE
          --------------------------------------------      ---------------
          Mainframe                                            60 months
          --------------------------------------------      ---------------
          Servers with greater than 8 CPU's                    60 months
          (Described in Schedule C, Section 6.1b.1.)
          --------------------------------------------      ---------------
          UNIX Servers with 8 or fewer CPU's                   48 months
          (Described in Schedule C, Section 5.3a.1.(b))
          --------------------------------------------      ---------------
          Intel Servers with 8 or fewer CPU's                  36 months
          (Described in Schedule C, 5.3b2.)
          --------------------------------------------      ---------------
          DASD                                                 48 months
          --------------------------------------------      ---------------
          All other In-Scope Equipment                         42 months
          --------------------------------------------      ---------------

D)   SECTION 27.K. (Notice) is hereby amended as follows:

     Change the Franklin address to read: One Franklin Parkway, San Mateo, CA, 94403

II.  THE SCHEDULES:
     --------------

     A) SCHEDULE A (SERVICES AND SUPPORT RESPONSIBILITIES) IS HEREBY AMENDED AS FOLLOWS:
          ----------------------------------------------------------------------

          (1) ARTICLE V - DESCRIPTION OF SERVICES AND SUPPORT ACTIVITIES:
          ---------------------------------------------------------------
          Article V, Section 8.0 is deleted in its entirety and replaced with the following Sections 8.0 through 8.5.

--------------------------------------------------------------------------------
          8.0 DATA BASE MANAGEMENT SERVICES

          8.1 APPLICATION AND DATA MODIFICATION
               a.   IBM will:
                    1. collaborate with Franklin on investigation and analysis of Application Software and data modification related issues.
               b.   Franklin will:
                    1. be responsible for resolution of data and Application Software related issues;
                    2.   develop and test the required scripts;
                    3. notify IBM of intended modifications as part of Change Management and Problem Management process; and
                    4. modify application or database data and enforce data integrity and data quality.

          8.2 MODIFICATIONS TO THE SERVER/DATABASE CONFIGURATION
               a.   IBM will:
                    1. collaborate with Franklin regarding investigation and analysis; and
                    2. approve all modifications to the database configurations and parameters as part of Change Management and Problem Management.
               b.   Franklin will:
                    1. be responsible for solution and implementation of all database configuration changes


IBM/FRANKLIN CONFIDENTIAL                                           Page 2 of 11
Amendment 2 v2-FINAL.doc                                      Amendment Number 2

                    2. be responsible to define database backup strategy and solution
                    3.   install   backup  tools,   create  backup  scripts  and
                         utilities; and
                    4.   notify IBM of the result of changes.

          8.3 DATABASE PERFORMANCE TUNING
               a.   IBM will:
                    1. collaborate with Franklin regarding investigation and analysis;
                    2. approve intended performance-tuning modifications to the database as part of Change Management and Problem Management process; and
                    3.   monitor the database from the system perspective.
               b.   Franklin will:
                    1.   develop required scripts;
                    2.   prepare the tuning plan;
                    3. modify the database objects (tables, indexes, portions, views, etc) and notify IBM of status; and
                    4. monitor the databases from a database administration ("DBA") perspective.

          8.4 SOFTWARE UPGRADES AND PATCH INSTALLATIONS
               a.   IBM will:
                    1.   Run the modified system;
                    2.   Support Franklin during the upgrade process; and
                    3.   monitor the database from the system perspective.
               b.   Franklin will:
                    1. test In-Scope Software upgrades and patches in the development and test environments;
                    2.   notify   Application   Software   development   of  the
                         completion status;
                    3.   be   responsible   for  software   upgrades  and  patch
                         installations; and
                    4.   monitor the databases from DBA perspective
               c.   Joint Responsibilities:
                    1. IBM and Franklin will approve any In-Scope Software upgrades and patch installations through formal Change Management and Problem Management process; and
                    2.   IBM  and  Franklin  will  create  a  detailed  plan  of
                         In-Scope    Software   upgrades   in   the   production
                         environment based on the test results.

          8.5 ESTABLISH    TEMPORARY   USER   ID'S   FOR   FRANKLIN   DATABASE
              ADMINISTRATORS:
               a.   IBM will:
                    1. establish temporary ID's with adequate access rights to allow all required DBA production level work. These ID's will be temporarily assigned to Franklin DBA's working in the production environment. Once finished, the access will be deleted. Appropriate procedures will be established for the assignment and required documentation as part of the approved Change Management and Problem Management process; and
                    2. use the standard tools mutually agreed upon for monitoring system and database alerts.
               b.   Franklin will:
                    1. contact IBM operations for access to the production environment.


IBM/FRANKLIN CONFIDENTIAL                                           Page 3 of 11
Amendment 2 v2-FINAL.doc                                      Amendment Number 2

          (2) ARTICLE V - DESCRIPTION OF SERVICES AND SUPPORT ACTIVITIES
          --------------------------------------------------------------

          Article V, Section 14 is deleted in its entirety and replaced with the following Sections 14.0 through 14.4.

--------------------------------------------------------------------------------
          14.0 SECURITY MANAGEMENT

          The responsibilities of IBM and Franklin for each security area/task are indicated in the following responsibilities matrices. "Perform" shall mean to have responsibility to execute. "Assist" shall mean to provide reasonable support to the Performing Party.

          =============================================================================
          14.1    GENERAL RESPONSIBILITIES                           IBM     FRANKLIN
          =============================================================================
          1a. Provide an interface for day-to-day security         Perform
          management
          =============================================================================
          1b. Provide an interface for day-to-day security                    Perform
          management
          =============================================================================
          2. Provide IBM with Franklin audit history (both
          internal and external) and most recent security
          standards and practices, including updates as they                  Perform
          occur
          =============================================================================
          3a. Review security policies and procedures for
          effectiveness and recommend improvements in              Perform
          conjunction with Franklin
          =============================================================================
          3b. Review security policies and procedures for
          effectiveness and recommend improvements in                         Perform
          conjunction with IBM
          =============================================================================
          4. Communicate the security procedures to Franklin
          users that are affected by this service, such as login
          procedures, password use, use of antivirus programs      Assist     Perform
          and security for data and equipment
          =============================================================================
          5. Review amendments made to Franklin security
          policies and standards and advise Franklin whether or
          not such changes can be implemented and if               Perform    Assist
          implemented, will be considered a New Service
          =============================================================================
          6. During the Transition Period develop the detailed     Perform    Assist
          "Information Security Controls" document
          =============================================================================
          7. Maintain the "Information Security Controls"          Perform
          document
          =============================================================================
          8. During the Transition Period perform a review of
          system accesses for all employees transferring to IBM
          to confirm that same access is required and advise IBM   Assist     Perform
          of any change.
          =============================================================================
          9. Notify IBM of changes Franklin plans to make to its              Perform
          security policies and standards before implementation.
          =============================================================================


          =============================================================================
          14.2    PHYSICAL SECURITY                                  IBM     FRANKLIN
          =============================================================================
          1. Provide physical security controls at Franklin                   Perform
          facilities
          =============================================================================
          2. Provide physical security controls at IBM facilities  Perform
          =============================================================================
          3a. Restrict access to all data processing areas at
          Franklin facilities, for which IBM has security          Assist     Perform
          responsibility to authorized personnel only.
           =============================================================================
          3b. Restrict access to all data processing areas at
          IBM facilities, for which IBM has security
          responsibility to authorized personnel only.             Perform
          =============================================================================

IBM/FRANKLIN CONFIDENTIAL                                           Page 4 of 11
Amendment 2 v2-FINAL.doc                                      Amendment Number 2

          =============================================================================
          14.2    PHYSICAL SECURITY                                  IBM     FRANKLIN
          =============================================================================
          4. Conduct periodic reviews of the data processing
          areas for which IBM has security responsibility
          including reviews of access logs for unusual             Perform    Assist
          occurrences and perform follow-up activities in
          accordance with the procedures specified in this
          document
          =============================================================================
          5. Protect LAN Servers and infrastructure devices as
          defined in Schedule G at Franklin facilities and                    Perform
          provide access to authorized personnel
          =============================================================================
          6. Protect LAN Servers and infrastructure devices at     Perform
          IBM facilities to authorized personnel only
          =============================================================================
          7. Implement controls which protect printed output       Perform
          from unauthorized access while under IBM's control
          =============================================================================
          8a. Provide secure storage for portable storage media               Perform at
          under IBM's control (tape drives and backup media)                  Franklin
          =============================================================================
          8b. Provide secure storage for portable storage media    Perform
          under IBM's control (tape drives and backup media)       at IBM
          =============================================================================
          9. During the Transition Period, with the assistance
          of Franklin, perform a baseline inventory of all
          portable storage media (e.g. Tapes, disks) for which     Perform    Assist
          IBM has security responsibility
          =============================================================================
          10. Perform an annual audit/reconciliation of tape
          under IBM's control and promptly notify Franklin and     Perform
          IBM management when errors are detected
          =============================================================================
          11. Resolve discrepancies discovered during the annual   Perform
          tape audit and inform Franklin of the resolution
          =============================================================================
          12. Implement controls and provide effective             Perform
          elimination of residual information on removable
          storage media before disposal or reuse outside of
          Franklin
          =============================================================================


          ==============================================================================
          14.3    LOGICAL ACCESS CONTROL                             IBM     FRANKLIN
          ==============================================================================
          1. Install, maintain and upgrade new or existing data
          access control software as deemed necessary by IBM to
          provide the Service. This is viewed as a product support
          role, i.e. software maintenance for RACF. This does NOT  Perform    Assist
          include the creation or maintenance of security rules
          in RACF.
          ==============================================================================
          2. Implement the functions and features of the access
          control software that will satisfy Franklin security     Assist     Perform
          practices as defined in this document
          ==============================================================================
          3. Implement the security system values and features
          of the supported operating systems that will satisfy
          Franklin security practices as defined in this           Perform    Assist
          document for data security
          ==============================================================================
          4. Identify the protection requirements for operating    Assist     Perform
          system resources
          ==============================================================================
          5. Implement the protection requirements for operating
          system resources via the access control software, with
          all changes being scheduled through the Change Control              Perform
          Process
          ==============================================================================
          6. Define and provide to IBM:
          a.  Data classification and control criteria,
          b.  Data protection and handling requirements, and
          c.  Data encryption requirements                                    Perform
          ==============================================================================


IBM/FRANKLIN CONFIDENTIAL                                           Page 5 of 11
Amendment 2 v2-FINAL.doc                                      Amendment Number 2

          ==============================================================================
          14.3    LOGICAL ACCESS CONTROL                             IBM     FRANKLIN
          ==============================================================================
          7. Define and implement the protection requirements                 Perform
          for application resources via the access control
          software
          ==============================================================================
          8. Define and implement the protection requirements                 Perform
          for End User data via the access control software
          ==============================================================================
          9a. Provide encryption products (i.e., hardware and/or
          software) as defined in "Information Security                       Perform
          Controls" document as defined in Section 14.1 herein
          ==============================================================================
          9b. Support/implement encryption products (i.e.,         Perform    Assist
          hardware and/or software) as defined in this document
          ==============================================================================
          10. Maintain security for and distribute encryption                 Perform
          keys
          ==============================================================================
          11. During the Transition Period, perform a baseline
          inventory of access ID's for the systems - per           Assist     Perform
          schedule G
          ==============================================================================
          12. Establish, change, deactivate and remove logon IDs
          and associated access authorities for Franklin                      Perform
          employees
          ==============================================================================
          13. Establish, change, deactivate and remove logon IDs   Assist     Perform
          and associated access authorities for IBM employees
          ==============================================================================
          14. Review and verify annually the system logon IDs
          for Franklin personnel (i.e., reverification) and
          delete the IDs of those individuals who no longer have
          a business need and/or are no longer authorized by                  Perform
          management to access the system
          ==============================================================================
          15. Annually perform a continued business need
          (reverification) review of all IBM logon ID's
          supporting the service, and notify Franklin to remove    Perform    Assist
          access for those which are no longer authorized by
          management
          ==============================================================================
          16. Establish the process criteria for resetting
          user's passwords and disclosing them to authorized       Assist     Perform
          personnel
          ==============================================================================
          17. Reset IBM logon ID passwords and disclose            Assist     Perform
          passwords to authorized personnel
          ==============================================================================
          18. Reset Franklin logon ID passwords and disclose                  Perform
          passwords to authorized personnel
          ==============================================================================
          19a. Review, approve and grant requests for privileged   Assist     Perform
          user authorities
          ==============================================================================
          19b. Review and approve requests for privileged user     Assist     Perform
          authorities
          ==============================================================================
          20. Periodically review privileged user authorities
          and remove those for which management authorization no   Assist     Perform
          longer exists
          ==============================================================================
          21. Control and be responsible for the Security
          Officer/Administrator user profiles on all systems
          (e.g., NT-Admin, Unix-Root, AIX-Root, RACF-Special,                 Perform
          AS400-QSECOFR). Develop Process for immediate access
          for IBM
          ==============================================================================
          22. Implement and maintain security controls for those
          subsystems and applications which do not use the                    Perform
          access control software for their security
          ==============================================================================
          23a. Schedule through the Change Control Process,
          security/integrity fixes that must be applied to the     Perform
          in-scope systems
          ==============================================================================
          23b. Schedule through the Change Control Process,                   Perform
          security/integrity fixes that must be applied to the
          in-scope systems
          ==============================================================================
          24. Periodically perform system security health checks


IBM/FRANKLIN CONFIDENTIAL                                           Page 6 of 11
Amendment 2 v2-FINAL.doc                                      Amendment Number 2


          ==============================================================================
          14.3    LOGICAL ACCESS CONTROL                             IBM     FRANKLIN
          ==============================================================================
          a.  Access control settings,
          b.  Authorized privileged users,
          c.  Operating system resources protection, and
          d.  Installation and operation of virus control
                programs on the appropriate platforms.             Assist     Perform
          ==============================================================================
          25. Capture and maintain audit records for a mutually
          agreed retention period, and provide record retention
          reports to the Franklin Project Executive upon           Perform
          reasonable request, platform specific logging.
          ==============================================================================
          26. Promptly inform Franklin of any security issues of   Perform
          which IBM is aware and suggest possible remedial action
          ==============================================================================
          27. Promptly acknowledge receipt of security exposures
          notified to Franklin by IBM and inform IBM of Franklin
          acceptance or rejection of IBM's recommended remedial               Perform
          action or other remedial action Franklin implements
          ==============================================================================
          28. Take appropriate corrective action to remedy         Assist     Perform
          security violations notified to Franklin by IBM
          ==============================================================================



          ==============================================================================
          14.4   NETWORK INFRASTRUCTURE SECURITY (IN ADDITION TO     IBM     FRANKLIN
                 LOGICAL ACCESS ABOVE)
          ==============================================================================
          1. Control the Network Operating System (NOS) security              Perform
          /administrative user id's, which run on any LAN or WAN.
          ==============================================================================
          2a. Provide virus avoidance, detection, and                         Perform
          elimination software for servers
          ==============================================================================
          2b. Maintain virus avoidance, detection, and             Perform
          elimination software for servers
          ==============================================================================
          3. Identify and implement protection requirements for               Perform
          resources residing on End User Machines
          ==============================================================================
          4. Keep virus avoidance signature files current for                 Perform
          End User Machines
          ==============================================================================
          5. Perform self audits of all diskettes and End User                Perform
          Machines potentially affected by a virus
          ==============================================================================
          6. Respond to virus attacks and initiate corrective     Perform at  Perform at
          action to eliminate detected viruses - see process for  server      end user
          immediate access for IBM.                               level       level
          ==============================================================================

     B)   SCHEDULE B (SERVICE LEVELS) IS HEREBY AMENDED AS FOLLOWS:
          ---------------------------------------------------------

          Except for "Supplement B-1 to Schedule B", "Schedule B" is deleted in its entirety and replaced with "Revision 1 to Schedule B" which is attached hereto. "Supplement B-1 to Schedule B" shall remain in full effect except as modified by this Amendment.

     C)   SCHEDULE C (CHARGES) IS HEREBY AMENDED AS FOLLOWS:
          --------------------------------------------------

          "Schedule C" including "Supplement C-1 to Schedule C" is deleted in its entirety and replaced with "Revision 1 to Schedule C" which is attached hereto.


     D)   SCHEDULE E (PROJECTS) IS HEREBY AMENDED AS FOLLOWS:
          ---------------------------------------------------

          1. EXHIBIT E-1


IBM/FRANKLIN CONFIDENTIAL                                           Page 7 of 11
Amendment 2 v2-FINAL.doc                                      Amendment Number 2

          The following rows are modified as follows:

          -------------------------------------------------------------------------------------
          AUTOMATION / ENTERPRISE SYSTEMS MANAGEMENT
          -------------------------------------  -----------------------------------------------
          Automation  - Event  Monitoring  and   IBM will  implement  the  blueprint  developed
          Mgmt                                   (above)   beginning   January  1,  2003.  This
                                                 includes continuing to utilize the current BMC
                                                 Patrol monitors, and putting Tivoli monitoring
                                                 technology across the remaining platforms,
                                                 potentially replacing, over time, the BMC
                                                 deployed monitors subject to Franklin approval.
          -------------------------------------  -----------------------------------------------
          Help Desk Interfaces                   If the  Parties  execute a mutually  agreeable
                                                 Statement  of Work  ("SOW"),  IBM  will  allow
                                                 Franklin    access    to    eESM,    an    IBM
                                                 service-offering  platform  that supports Help
                                                 Desk   management.   This   solution  will  be
                                                 planned  and an SOW  will  be  developed  by a
                                                 team  made up of IBM  personnel  and  Franklin
                                                 personnel  within 90 days from the Amendment 2
                                                 Effective   Date.   If   after   90   days  an
                                                 agreement is not met,  Franklin  will continue
                                                 to use  Remedy  and IBM  will be  relieved  of
                                                 it's   obligation   to  build  an  XML  bridge
                                                 between  Remedy  and TSD.  In the  event  that
                                                 the   Parties  do  execute  an  SOW  for  eESM
                                                 service as described herein,  IBM will provide
                                                 all necessary licenses, maintenance,  upgrades
                                                 and  training  for the  provision  of the eESM
                                                 service  in  accordance  with  the SOW and IBM
                                                 shall   be   responsible   for   installation,
                                                 porting,    developing   interfaces   on   IBM
                                                 systems,  and operation of the eESM  solution.
                                                 In the event  that the  Parties  do execute an
                                                 SOW for  eESM  service  as  described  herein,
                                                 Franklin shall be  responsible  for any out of
                                                 pocket  costs  and/or   expenses   related  to
                                                 Franklin   personnel   and   any   application
                                                 software changes (including  interface changes
                                                 to Franklin  systems),  which may arise.  This
                                                 eESM solution will replace the bridge  between
                                                 Remedy and TSD.

          ------------------------------------- -----------------------------------------------
          SYSTEMS MANAGEMENT CONTROLS
          ------------------------------------- -----------------------------------------------
          Change Management                      If the  Parties  execute a mutually  agreeable
                                                 Statement  of Work  ("SOW"),  IBM  will  allow
                                                 Franklin    access    to    eESM,    an    IBM
                                                 service-offering    platform   that   supports
                                                 Change  Management.   This  solution  will  be
                                                 planned  and an SOW  will  be  developed  by a
                                                 team  made up of IBM  personnel  and  Franklin
                                                 personnel  within 90 days from the Amendment 2
                                                 Effective   Date.   If   after   90   days  an
                                                 agreement is not met,  Franklin  will continue
                                                 to use  Remedy  and IBM  will be  relieved  of
                                                 it's   obligation   to  build  an  XML  bridge
                                                 between  Remedy  and TSD.  In the  event  that
                                                 the   Parties  do  execute  an  SOW  for  eESM
                                                 service as described herein,  IBM will provide
                                                 all necessary licenses, maintenance,  upgrades
                                                 and  training  for the  provision  of the eESM
                                                 service  in  accordance  with  the SOW and IBM
                                                 shall   be   responsible   for   installation,
                                                 porting,    developing   interfaces   on   IBM
                                                 systems,  and operation of the eESM  solution.
                                                 In the event  that the  Parties  do

IBM/FRANKLIN CONFIDENTIAL                                           Page 8 of 11
Amendment 2 v2-FINAL.doc                                      Amendment Number 2


                                                 execute an SOW for eESM service  as  described
                                                 herein, Franklin shall be responsible  for any
                                                 out of pocket costs and/or expenses related to
                                                 Franklin   personnel   and   any   application
                                                 software changes (including  interface changes
                                                 to Franklin  systems),  which may arise.  This
                                                 eESM solution will replace the bridge  between
                                                 Remedy and TSD.

          -------------------------------------  -----------------------------------------------
          Problem Management                     IBM will  implement  and  maintain  a  problem
                                                 management process,  building upon the problem
                                                 management  process  definition work currently
                                                 being undertaken by Franklin.

                                                 If the  Parties  execute a mutually  agreeable
                                                 Statement  of Work  ("SOW"),  IBM  will  allow
                                                 Franklin    access    to    eESM,    an    IBM
                                                 service-offering    platform   that   supports
                                                 Problem  Management.  This  solution  will  be
                                                 planned  and an SOW  will  be  developed  by a
                                                 team  made up of IBM  personnel  and  Franklin
                                                 personnel  within 90 days from the Amendment 2
                                                 Effective  Date. If after 90 days an agreement
                                                 is not  met,  Franklin  will  continue  to use
                                                 Remedy  and  IBM  will  be  relieved  of  it's
                                                 obligation  to  build  an XML  bridge  between
                                                 Remedy and TSD.  In the event that the Parties
                                                 do  execute   an  SOW  for  eESM   service  as
                                                 described   herein,   IBM  will   provide  all
                                                 necessary licenses, maintenance,  upgrades and
                                                 training   for  the   provision  of  the  eESM
                                                 service  in  accordance  with  the SOW and IBM
                                                 shall   be   responsible   for   installation,
                                                 porting,    developing   interfaces   on   IBM
                                                 systems,  and operation of the eESM  solution.
                                                 In the event  that the  Parties  do execute an
                                                 SOW for  eESM  service  as  described  herein,
                                                 Franklin shall be  responsible  for any out of
                                                 pocket  costs  and/or   expenses   related  to
                                                 Franklin   personnel   and   any   application
                                                 software changes (including  interface changes
                                                 to Franklin  systems),  which may arise.  This
                                                 eESM solution will replace the bridge  between
                                                 Remedy and TSD.
          -------------------------------------  -----------------------------------------------


          Add the following row under Automation / Enterprise Systems Management to read:

          -------------------------------------  -----------------------------------------------
          Consolidation of the Franklin          The Parties will address any  mismatch,  which
          Environment                            may  exist   between  the  Baselines  and  the
                                                 Franklin data processing environment as follows,
                                                 excluding DASD. IBM and Franklin will each appoint
                                                 qualified personnel to a Project team which will
                                                 review the Franklin environment with the goal of
                                                 consolidating functions and machines, eliminating
                                                 requirements, and modifying processes in order to
                                                 bring Franklin's data processing environment in line
                                                 with the Baselines. This Project team will determine
                                                 and implement a plan by September 30, 2002 to address
                                                 the data processing environment and Baseline mismatches,
                                                 where they occur. To the extent that the Project team
                                                 determines that Franklin's requirements are not
                                                 accurately reflected


IBM/FRANKLIN CONFIDENTIAL                                           Page 9 of 11
Amendment 2 v2-FINAL.doc                                      Amendment Number 2


                                                 by the Baselines, the parties may agree to (1) use ARCs
                                                 and RRCs or (2) modify the Baselines in accordance with
                                                 the Planned Change methodology (Section 7.0 of Schedule C
                                                 to the Agreement).
          -------------------------------------  -----------------------------------------------


     E)   SCHEDULE H (NETWORK SERVICES) IS HEREBY AMENDED AS FOLLOWS:

          1. SECTION 3.0- IVR NETWORKING RESPONSIBILITIES: Insert the following sentence under 3.0 IVR Networking Responsibilities: The Services described in this Section 3.0 IVR Networking Responsibilities will be provided only in the event that Franklin elects to receive such Services by providing thirty days written notice to IBM.


     F)   SCHEDULE M (BUSINESS RECOVERY SERVICES) IS HEREBY AMENDED AS FOLLOWS:

          On September 20, 2001, the Parties executed Change Authorization #1F0001. "Revision 1 to Exhibit M-2, Supplement Number BL65803", amends, replaces and restates both "Exhibit M-2, Supplement Number BL65803" and Change Authorization # 1F0001 to reflect the change made to Exhibit M-2, Supplement Number BL65803 by Change Authorization #1F0001.

     G)   THE  FOLLOWING  IS  HEREBY  ADDED TO  SCHEDULE  M  (BUSINESS  RECOVERY
          SERVICES):
          ----------------------------------------------------------------------

          1. The Parties acknowledge and agree, that due to the destruction of the Fiduciary Data Center located at the World Trade Center in New York, the scope and coverage of Business Recovery Services provided by IBM pursuant to the Agreement may change. The Parties agree to negotiate in good faith, modifications to the scope and coverage of Business Recovery Services within the four months following the Amendment 2 Effective Date.
          2. The Parties acknowledge and agree that except as expressly set forth in this Amendment or the Agreement, there shall be no Recovery Daily Usage Charges to support the Critical Applications. IBM support and hardware which may be provided to support out of scope applications shall be subject to commercially reasonable rates.

     H) THE FOLLOWING IS HEREBY ADDED TO SECTION 7.3 (A) OF SCHEDULE M (BUSINESS RECOVERY SERVICES):
          ----------------------------------------------------------------------

          The Parties acknowledge and agree that a Disaster, as defined in the Agreement, may mean either a Full Site Disaster or a Partial Site Disaster. A Full Site Disaster shall mean an event requiring the recovery of all, or a substantial portion of all, of the applications or platforms to a Disaster Recovery Center. A Partial Site Disaster shall mean an event requiring the recovery of one or more but not all or substantially all of the applications or platforms to a Disaster Recovery Center. Franklin shall notify IBM within a commercially reasonable time of its Disaster Declaration whether there has been a Full Site Disaster or a Partial Site Disaster.


IBM/FRANKLIN CONFIDENTIAL                                          Page 10 of 11
Amendment 2 v2-FINAL.doc                                      Amendment Number 2

III. THE SUPPLEMENTS
     ---------------

     A)   SUPPLEMENT A-1:
          ---------------

          1.   Section III:

               Change "2 World Trade Center" to "600 5th Avenue, New York, NY".

     B)   SUPPLEMENT H-1:
          ---------------

          1.   Section 1.0:

               Change "2 World Trade Center, New York City, NY" to "600 5th Avenue, New York, NY".

          2.   Section 2.0,a.,4.:

               Change "World Trade Center" to "600 5th Avenue, New York, NY".

     C)   SUPPLEMENT I-1:
          ---------------

          1.   Section 1.0:

               Change "2 World Trade Center, 97th Floor New York City, NY" to "600 5th Avenue, New York, NY".

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AMENDMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THIS AMENDMENT, 2) THE SCHEDULES AND SUPPLEMENTS TO THE SCHEDULES, AND 3) THE AGREEMENT, DATED FEBRUARY 6, 2001, AS PREVIOUSLY AMENDED. Franklin's approval of this Amendment shall be considered acceptance by Franklin of IBM's provision of the Services for the corresponding charges specified in THE aGREEMENT, AS AMENDED. THIS STATEMENT OF THE AMENDMENT SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER DESCRIBED IN THIS AMENDMENT.

Accepted by:                           Accepted by:
INTERNATIONAL BUSINESS MACHINES        FRANKLIN TEMPLETON COMPANIES, LLC
CORPORATION

By:  /s/ Eric R. Ray                   By:  /s/ Leslie M. Kratter
     ---------------                        ---------------------
     Authorized Signature                   Authorized Signature

ERIC R. RAY        Date 6/17/02        LESLIE M. KRATTER      Date June 10, 2002
-----------             -------        -----------------           -------------
Name (Type or Print)                   Name (Type or Print)

IBM/FRANKLIN CONFIDENTIAL                                          Page 11 of 11
Amendment 2 v2-FINAL.doc                                      Amendment Number 2

                               Amendment Number 3
                                     to the
                      Managed Operations Services Agreement
--------------------------------------------------------------------------------

This Amendment Number 3 to the Managed Operations Services Agreement (this "Amendment"), is made by and between Franklin Templeton Companies, LLC, a Delaware Limited Liability Company, having a place of business at One Franklin Parkway, San Mateo, CA, 94403 ("Franklin") and International Business Machines Corporation, having place of business at Route 100, Somers, NY, 10589 ("IBM") (collectively referred to herein as the "Parties"). This Amendment is entered into on this 3rd day of February, 2003 (the "Amendment 3 Effective Date"). This Amendment amends the Managed Operations Services Agreement, dated February 6, 2001, between Franklin and IBM as modified or amended prior to the date hereof including any schedules, supplements, exhibits and attachments thereto (the "Agreement"). Capitalized terms used but not defined herein shall have their respective meanings as defined in the Agreement. In the event of any inconsistency between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall prevail. All terms and conditions of the Agreement not specifically amended or supplemented herein, shall remain unchanged and in full force and effect. The Term of this Amendment will begin as of the Amendment 3 Effective Date and will run concurrently with Schedule M (Business Recovery Services) of the Agreement.

This Amendment modifies the Agreement such that, IBM shall provide move install and support services as described herein for the equipment as specifically set forth in Attachment 1 hereto, including but not limited to a mainframe, FEP, terminal controllers, tape controllers, and ATL/VTS (the "Amendment 3 Equipment"). Attachment "1" attached hereto is made part of this Amendment by this reference.

I.   DESCRIPTION OF SERVICES:

Under this Amendment, the Amendment 3 Equipment is to be moved, installed and kept in a state of readiness by IBM for test Events and Disaster recovery events at the IBM Boulder Recovery Center (the "Recovery Center") as described in Schedule M. The Amendment 3 Equipment will be provided by Franklin and includes the mainframe, FEP, terminal controllers, and tape controller, which are located at the Franklin Rancho Cordova Facility prior to this Amendment, and the ATL/VTS, which is located at the Franklin St. Petersburg Facility prior to this Amendment. The Amendment 3 Equipment will be packed, shipped, installed, and supported by IBM at building 9 in the Recovery Center as described in this Amendment.

Service Levels as described in Revision 1 to Schedule B and the Baselines specified in Revision 1 to Schedule C do not apply to the Amendment 3 Equipment.

Services under this Amendment shall begin within ten (10) business days of the Amendment 3 Effective Date. The move and installation of the Amendment 3 Equipment is estimated to conclude sixty (60) days from the commencement of Services.

IBM/FRANKLIN CONFIDENTIAL                                            Page 1 of 6
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     1.   PROJECT MANAGERS:

          The persons  listed below shall be Project  Managers  pursuant to this
          Amendment. IBM's Project Manager(s) shall be responsible for performing the following tasks: Oversee the IBM resources allocated to this Amendment, communicate the status of the work being done by IBM under this Amendment to Franklin, oversee the work being performed under this Amendment for consistency with this Amendment, and any other obligations set out in the Agreement.
          * IBM Project Manager: Nick Dancer
          * Franklin Project Manager: Bonita Gohler

     2.   DEFINITIONS

          (a) "Amendment 3 Equipment" means the dedicated mainframe configuration as specified in Attachment 1 and includes the mainframe, FEP, terminal controllers, tape controller, and ATL/VTS.
          (b) "ATL/VTS" means automated tape library/virtual tape storage device.
          (c)  "FEP" means front end processor.
          (d)  "IPL" means initial program load.

     3.   ASSUMPTIONS AND DEPENDENCIES

          (a) IBM shall maintain system code, applications, and database data on EMC DASD which will be co-resident with other Franklin equipment at the Recovery Center and kept up to date by IBM with Franklin's production data center located in Rancho Cordova, CA via a SRDF process to meet the RTO/RPO requirements as specified in the Agreement. However, the EMC DASD and SRDF solution are not in scope of this Amendment and will be handled separately. If, for any reason, Franklin decides not to implement SRDF technology, the mainframe will continue to be kept at a ready state pending any Disaster declaration.

          (b) The Amendment 3 Equipment as listed in Attachment 1 is accurate and will be validated prior to shipment by Franklin. Franklin shall reconfirm the accuracy of Attachment 1 during installation by IBM.

     4.   IBM RESPONSIBILITIES

          IBM will:
          I.   MOVE AND INSTALL THE AMENDMENT 3 EQUIPMENT AS FOLLOWS:

          (a)  pack the  Amendment  3  Equipment  to be  moved  to the  Recovery
               Center;

          (b) insure the Amendment 3 Equipment during the move to the Recovery Center;

          (c)  ship the Amendment 3 Equipment to the Recovery Center;

          (d)  install the Amendment 3 Equipment in the Recovery Center;

          (e) connect the mainframe system to the Franklin network environment in the Recovery Center;

IBM/FRANKLIN CONFIDENTIAL                                            Page 2 of 6
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          (f)  design,  implement and maintain the front end processor (FEP) and
               local  network  in  the  Recovery  Center,   including   routers,
               switches, cabling, fiber connections, and SONET access facilities to carrier points of presence; and

          (g)  perform  the   following   installation   tests  to  certify  the
               completion of the successful installation and notify Franklin of the successful installation:

               (1)  an IPL on the mainframe from data on the connected DASD;

               (2) a restore on the ATL/VTS of any file from a tape produced at Rancho Cordova and a backup from any file created on the Recovery Center mainframe; and

               (3) a line test to any one of the existing Franklin partner connections on the FEP.

          II.  PROVIDE SUPPORT SERVICES FOR AMENDMENT 3 EQUIPMENT AS FOLLOWS:

               (a) maintain the Amendment 3 Equipment in a production-ready state (available for IPL) for maintenance, test Events and Disaster Events, but only perform IPLs during scheduled maintenance, test Events or declared Disaster Events;

               (b)  support  test  Events  and  Disaster   Events  in  a  manner
                    consistent with Schedule M;

               (c) for scheduled test Events and for Disaster Events, the mainframe will be initialized with the current system code, application and data images;

               (d)  coordinate   maintenance   of  the  system   (i.e.   contact
                    maintenance vendors when maintenance is required and assist with logistics at the Recovery Center); and

               (e) assist Franklin and Franklin's telecom carriers to prepare for and effect network changes required to support test Events and Disaster Events.

     5.   FRANKLIN RESPONSIBILITIES

          Franklin will:
               (a)  provide all  information  that is  reasonably  necessary and
                    available   for  IBM  to  provide  the  Services  set  forth
                    hereunder;

               (b)  assign a part time Project Manager to work with IBM;

               (c) take financial responsibility for and provide all necessary software (including, but not limited to: operating system, utilities, middleware, applications, and database management system) and the Amendment 3 Equipment required to provide the Services, including leases, license fees, refresh, upgrade fees and maintenance fees. Franklin shall determine when and if refresh and/or upgrades shall occur;

               (d) provide the maintenance agreement for the mainframe, FEP, and ATL/VTS configurations;

               (e)  provide  IBM  with  authorization  to  contact   maintenance
                    vendors and coordinate maintenance with Franklin's consent and provide maintenance assistance;

               (f)  assist with the coordination of vendors;

               (g) work with Franklin's telecom carriers, with IBM assistance, to prepare for and effect network changes required to support test Events and Disaster Events;

               (h) formally acknowledge in writing the successful installation of all Amendment 3 Equipment upon completion of the installation tests as outlined in Section I(4)(I)(g)(1-3) herein;

IBM/FRANKLIN CONFIDENTIAL                                            Page 3 of 6
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               (i)  provide  all  equipment  reasonably  necessary  in  order to
                    provide  the  Services  set  forth  herein,   including  the
                    Amendment  3  Equipment,   and   upgrades   and   associated
                    maintenance therefore. Franklin shall determine when and if upgrades shall be used.

     6.   MOVE AND INSTALLATION COMPLETION CRITERIA

          IBM will have fulfilled its Move and Installation obligations when the one-time set-up tasks as set forth in Section I(4)(I) herein have been completed and notification has been provided to Franklin of the successful installation of the Amendment 3 Equipment as described in
          Section I(4)(I)(g) and Franklin has formally acknowledged in writing that the Move and Installation has occurred.

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II.  CHARGES

     1.   SERVICE CHARGES

          (a) One-Time Fee: : There shall be a one time fee for the Services rendered hereunder in the amount of $94,492 USD. This Fee shall be invoiced upon the Amendment 3 Effective Date.

          (b) On-going Support Services Charges: Once the Move and Installation Completion Criteria is met, IBM shall provide ongoing Support Services as described herein at the Charges specified in Table
               II.1 below, which are hereby added to the ASC specified in Revision 1 to Schedule C. Additionally, at the time the Move and Installation Completion Criteria is met, the BR ASC specified in Exhibit C-1 is reduced by the Charges specified in the following Table II.1 due to the removal of Supplement Number BL65805. Charges will be prorated for any partial month:

TABLE II.1
--------------------------------------------------------------------------------------------------------
                                Ongoing Support Charges (Monthly Charges)
----------------------- ------------- ------------ ------------ ----------- -------------- -------------
     Contract Year          2003          2004         2005        2006          2007          2008
                                                                                           (Jan and Feb
                                                                                               only)
----------------------- ------------- ------------ ------------ ----------- -------------- -------------
ADDITION to SO             21,446        21,437       21,439      21,462        21,462        23,917
ASC per Month
----------------------- ------------- ------------ ------------ ----------- -------------- -------------
REDUCTION to BR            14,613        14,613       14,613      14,613        14,613        14,613
ASC per Month
----------------------- ------------- ------------ ------------ ----------- -------------- -------------

     2.   AMENDMENT 3 TERMINATION CHARGE

          Franklin may terminate the Services described in this Amendment for convenience by providing thirty (30) days written notice to IBM and paying the Amendment 3 Termination Charge specified in Table II.2 below (the "Amendment 3 Termination Charge"). Should Franklin terminate the Agreement for convenience, the Amendment 3 Termination Charge will be added to the Termination Charges specified in Revision 1 to Schedule C. Termination of the Amendment will not reinstate Supplement Number BL65805, however, in the event that this Amendment is terminated by Franklin and Supplement Number BL65805 is subsequently terminated, the Reduction to BR ASC per month as set forth above in Table II.1 shall survive the termination of this Amendment and be applicable to the BR ASC Charges specified in the Agreement. At the time of termination or expiration of the Term, Franklin shall be responsible for the packaging and shipping of the Amendment 3 Equipment within thirty (30) days.


IBM/FRANKLIN CONFIDENTIAL                                            Page 4 of 6
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

TABLE II.2
---------------------- ------------ ------------- ------------ ------------ ------------- -------------
Calendar Year:             2003         2004          2005         2006         2007          2008
                                                                                          (Jan and Feb
                                                                                              only)
---------------------- ------------ ------------- ------------ ------------ ------------- -------------
Amendment 3               57,992       44,865        30,429       28,408       16,461         5,634
Termination Charge:
---------------------- ------------ ------------- ------------ ------------ ------------- -------------


     3.   TRAVEL AND LIVING EXPENSES

          Until such time as the Move and Installation Completion Criteria is met, Franklin is responsible for actual and reasonable Travel and Living Expenses incurred by IBM personnel when non-local travel is required to provide the Services described in this Amendment. Franklin will not be responsible for Travel and Living Expenses incurred by IBM personnel in excess of ten percent (10%) of the One Time Fee set forth in this Amendment unless Franklin provides prior written authorization. After the Move and Installation Completion Criteria is met, no Travel and Living expenses will be reimbursed without Franklin's written authorization.

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III. SCHEDULE M (BR SERVICES) IS HEREBY AMENDED AS FOLLOWS:

At such time as the Move and Installation Completion Criteria is met, Supplement Number BL65805 in Exhibit M-2 is deleted in its entirety.

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IBM/FRANKLIN CONFIDENTIAL                                            Page 5 of 6
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IV.  SIGNATURES AND ACKNOWLEDGEMENT

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AMENDMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THIS AMENDMENT, 2) THE SCHEDULES AND SUPPLEMENTS TO THE SCHEDULES, AND 3) THE AGREEMENT, DATED FEBRUARY 6, 2001, AS PREVIOUSLY AMENDED. FRANKLIN'S APPROVAL OF THIS AMENDMENT SHALL BE CONSIDERED ACCEPTANCE BY FRANKLIN OF IBM'S PROVISION OF THE SERVICES FOR THE CORRESPONDING CHARGES SPECIFIED IN THE AGREEMENT, AS AMENDED. THIS STATEMENT OF THE AMENDMENT SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER DESCRIBED IN THIS AMENDMENT.

Accepted by:                                   Accepted by:
INTERNATIONAL BUSINESS MACHINES                FRANKLIN TEMPLETON COMPANIES, LLC
CORPORATION

By:  /s/ Melody Gayeski                        By:  /s/ Jennifer J. Bolt
     --------------------                           --------------------
     Authorized Signature                           Authorized Signature

MELODY GAYESKI  Date 2/3/03                    JENNIFER J. BOLT   Date 2/3/03
--------------       ------                    ----------------        ------
Name (Type or Print)                           Name (Type or Print)


IBM/FRANKLIN CONFIDENTIAL                                            Page 6 of 6
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